UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2019 (January 24, 2019)

The Boeing Company

(Exact name of registrant as specified in its charter)

Delaware	1-442	91-0425694
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

100 N. Riverside, Chicago, IL		60606-1596
(Address of Principal Executive Offices)		(Zip Code)

(312) 544-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On January 24, 2019, The Boeing Company, a Delaware corporation (“Boeing”), Boeing Brasil Serviços Técnicos Aeronáuticos Ltda., a limited liability company organized under the laws of Brazil and a subsidiary of Boeing (“Boeing Brazil”), Embraer S.A., a joint-stock corporation organized under the laws of Brazil (“Embraer”), and Yaborã Indústria Aeronáutica S.A., a joint-stock corporation organized under the laws of Brazil and a subsidiary of Embraer (“Commercial Aviation Newco”), entered into a Master Transaction Agreement (the “Master Transaction Agreement”), pursuant to which Embraer has agreed to contribute certain assets and liabilities related to Embraer’s commercial aviation business to Commercial Aviation Newco, and Boeing Brazil has agreed to acquire an 80% interest in the capital stock of Commercial Aviation Newco at an aggregate value of approximately $4.2 billion, subject to certain adjustments set forth in the Master Transaction Agreement.

Following the closing of the transaction, Commercial Aviation Newco will own Embraer’s business of designing, developing, manufacturing, assembling, testing, certifying, marketing, selling, delivering, maintaining, sustaining and supporting, and providing aftermarket services for, commercial aircraft platforms and programs with structural capacity of 50 or more seats in an all-standard economy class configuration. Completion of the transaction is subject to customary closing conditions, including the requisite vote of the holders of the Embraer shareholders, including of the “golden share” of the Brazilian Federal Government.

Concurrently with entering into the Master Transaction Agreement, Boeing and Embraer agreed to establish a joint venture for the promotion and development of new markets and applications for the KC-390 multi-mission aircraft (the “KC-390 JV) developed by Embraer. The KC-390 JV will be 51% owned by Embraer and 49% owned by Boeing. The formation of the KC-390 JV is subject to customary closing conditions as well as the concurrent closing of the commercial aviation transaction.

Forward-Looking Statements

Certain statements in this Report may be “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future business prospects, and benefits and synergies of the transactions, as well as any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on current assumptions about future events that may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially from these forward-looking statements. As a result, these statements speak only as of the date they are made, and Boeing undertakes no obligation to update or revise any forward-looking statement, except as required by law. Specific factors that could cause actual results to differ materially from these forward-looking statements include the effect of global economic conditions, the ability of the parties to consummate the transactions and realize anticipated synergies, and other important factors disclosed previously and from time to time in reports filed by Boeing with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/ Grant M. Dixton
Grant M. Dixton
Vice President, Deputy General Counsel & Corporate Secretary
Dated:	January 24, 2019